WEST Pharmaceutical SERVICES

CJS New Ideas Conference 2007

Investing for Sustainable Growth

Donald E. Morel, Jr., Ph.D.

Chairman & Chief Executive Officer

William J. Federici

Vice President & Chief Financial Officer

CJS New Ideas Conference

January 11, 2007

NYSE: WST

www.westpharma.com

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

         Certain statements contained in this presentation and certain statements that may be made by management of the
Company orally during this presentation are forward-looking statements that set forth anticipated results based on management’s plans and assumptions. Such statements give our current expectations or forecasts of future events – they do not relate strictly to historical or current facts. In particular, these include statements concerning future actions, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings and financial results. We have tried, wherever possible, to identify such statements by using words such as
“estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.

         We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.  You should bear this in mind as you consider forward-looking statements. We cannot predict or identify all such risks and uncertainties, but factors that could cause the actual results to differ materially from expected and historical results include the following:  sales demand; timing and commercial success of customers’ products incorporating our products and services, including specifically, the Exubera® Inhalation-Powder insulin device; customers’ changes to inventory requirements and manufacturing plans that alter existing orders or ordering patterns for our products; our ability to pass raw-material cost increases on to customers through price increases; maintaining or improving production efficiencies and overhead absorption; physical limits on manufacturing capacity that may limit our ability the availability of labor to meet increased demand; competition from other providers; average profitability, or mix, of products sold in a reporting period; financial performance of unconsolidated affiliates; strength of the U.S. dollar in relation to other currencies, particularly the Euro, UK Pound, Danish Krone, Japanese Yen and Singapore Dollar; higher interest rates;
interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products, including products produced in northern Israel;  raw-material price escalation, particularly petroleum-based raw materials, and energy costs; and availability, and pricing of materials that may be affected by vendor concerns with exposure to product-related liability; and, changes in tax law or loss of beneficial t ax incentives.

         We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor Statement

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Corporate Profile

World's premier manufacturer of
components and systems for
injectable drug delivery

Closure systems and prefilled
syringe components

Components for disposable systems

Devices and device sub-assemblies

Founded in 1923

HQ in Lionville, PA

2006 sales $900M (e)

Market capitalization $1.7 Billion as of
December 29, 2006

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

NOVARTIS
MERCK
gsk GlaxoSmithKline
AstraZeneca
Pfizer
Lilly
novo nordisk

AMGEN
Genentech
IN BUSINESS FOR LIFE
Roche
NEKTAR
sanofi aventis
Bristol-Myers Squibb

Medtronic
When Life Depends on Medical Technology
BD
Johnson & Johnson
Procter & Gamble
Baxter
B BRAUN

Wyeth
TEVA
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Abbott Laboratories
IVAX

Investing for Sustainable Growth

Diverse Customer Base

Company Estimated Market Share: 70% in Pharma; 70% in Device; 95% in Biotech

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

32 manufacturing sites

34 sales offices

7 technical centers

6,000 employees worldwide

Global Presence

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Key Company Developments

FY 2001 - 2005

New management team

Divestiture of non-core businesses

Focus returned to injectable packaging and delivery

Increased capital expenditures and capacity build in Europe

Strategic acquisitions

Strong revenue and profit growth

FY 2006

Debt restructuring

Integration of acquisitions

China initiative launched

Second European expansion

Strongest operating year in company history

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$376
$413
$483
$542
$593
$666
2001
2002
2003
2004
2005
2006E

Investing for Sustainable Growth

(in millions)

Strong Sales Growth

$224

          Acquisitions

           Core Business

$107

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Pharma Systems, $480.1, 70%
Tech Group, $209.1, 30%

Investing for Sustainable Growth

YTD, September 2006

Segment Revenues

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

North America, 51%
Europe, 40%
South America, 5%
Asia Pacific, 4%

Investing for Sustainable Growth

Geographic Sales Mix

(YTD, September 2006)

CJS New Ideas Conference 2007

Investing for Sustainable Growth

Corporate Growth Strategy

Pharmaceutical Systems Segment:

Market segmentation

Generate maximum value from key growth drivers

New product innovation

Lean manufacturing

Geographic expansion

Strategic acquisitions

Tech Group Segment:

Leverage West customer base to build market share in multi-
material/multi-component systems for drug administration

Expand proprietary product portfolio through innovation and
strategic technology acquisitions

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

- 
- 
- 
- 
- 
- → →
-

Investing for Sustainable Growth

Market Dynamics Support West’s Continued Growth

Increasing number of patients with chronic illnesses such as diabetes and cancer

Increasing demand for biologics (2006 Market:$56BN)

Biologics: fastest growing segment of the pharma market out to 2010
(12.2% CAGR)

Injectables currently account of ~15% of the global drug delivery market

Combination products booming

Point of care shift: Hospital   Specialty Clinic   Home

Parenteral dosage form migration

CJS New Ideas Conference 2007

DISTILLED

Investing for Sustainable Growth

Dosage Form Migration

Reconstitution
System

Vial – Stopper – Seal

Prefilled Syringe

Ampoule

Auto-injector

West’s Competitive Advantage

Unmatched experience/expertise: drug material interface

Ability to source components from multiple locations globally

Protected IP: West’s components and systems

Regulatory barrier to entry:  NDA and ANDA filing must include reference to all packaging/components in contact with the drug:

1.

West Drug Master File (DMF) 1546 is confidential

2.

West DMF includes functionality data (multi-year studies)

3.

All primary package changes require new stability/ functionality studies for new filing

Engineering expertise in high volume manufacturing and assembly

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

▪

Investing for Sustainable Growth

FluroTec® and

Barrier Coatings

Westar®
Processing

Strategic Objectives

Continue to maintain market leadership position in the biotechnology space

Components for

Pre-fillable Syringes

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Strategic Objectives

Expand position in the insulin/diabetes care segment

Components

for Pen System Applications

Components for

Traditional System
Applications

Devices

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Strategic Objectives

Aggressively expand IP position via Innovation and selective acquisitions

Anti-Counterfeiting
Closures

Reconstitution Systems

CZ Resin Systems

CJS New Ideas Conference 2007

▪

Investing for Sustainable Growth

Strategic Objectives

Get the global manufacturing footprint issue right

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Strategic Objectives

Continue to maintain market leadership position the
biotechnology space

Expand position in the insulin/diabetes care segment

Aggressively expand IP position via Innovation initiative and selective acquisitions

Get the “manufacturing footprint” issue right

Create financial flexibility through conservative balance
sheet management

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Year-to-date September Results
($ Millions)

$1.00

$1.39

E.P.S. Continuing Operations -
Reported

$32.4

$46.8

Income from Continuing Operations

$1.00

$1.50

E.P.S. Continuing Operations - Non
GAAP

$53.2

$80.0

Operating Profit

$87.9

$112.0

SG&A

    28%

29%

Gross Margin

   $504.0

   $681.4

Net Sales

   2005

   2006

2006 E.P.S. continuing operations – Non GAAP excludes a $0.12 charge related to the refinancing of debt obligations and a $0.02 favorable tax benefit related to the settlement of a prior year tax claim.

Capital Management

1.79

2.20

     Debt to EBITDA Ratio

$46.8

YTD Spending

$90.0

Full Year Estimate

Capital Expenditures:

37.1%

45.0%

     Debt to Total Capital

$408.1

$344.0

Total Equity & Minority Interests

$241.1

$281.0

Total Debt

9/30/06

12/31/05

($M)

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Focus on core business growth

Segmentation/therapeutic category management

Continue market leadership expansion

Manage through difficult pricing environment

Optimize global capacity utilization

Execute on European capacity expansion and China initiative

Commercialize innovation programs

Operating Priorities

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Summary

Start 2007 following a record year

West has a set of competitive advantages that uniquely position the company for future growth

These competitive advantages capitalize on the primary growth drivers in key market segments

Global, diverse customer base

Global manufacturing capability

Solid balance sheet

Management incentives closely tied to growth in shareholder
value

Strong corporate governance (ranked #8 in Russell 3000)

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Year End Conference Call

Tuesday February 20, 2007      9:00 AM

Review and discussion of 2006 operating results

Business outlook for 2007

Full year earnings guidance

Call in details on website www.westpharma.com

WEST Pharmaceutical SERVICES
CJS New Ideas Conference 2007

Investing for Sustainable Growth

Donald E. Morel, Jr., Ph.D.

Chairman & Chief Executive Officer

William J. Federici

Vice President & Chief Financial Officer

CJS New Ideas Conference

January 11, 2007

NYSE: WST

www.westpharma.com